SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
January 26, 2016

ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7500 DALLAS PARKWAY, SUITE 700
PLANO, TEXAS 75024
(Address and Zip Code of Principal Executive Offices)

(214) 494-3000
(Registrant's Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 26, 2016, the Board of Directors (the "Board") of Alliance Data Systems Corporation (the "Company") adopted the Fifth Amended and Restated Bylaws of the Company (the "Bylaws"), which became effective immediately upon their adoption by the Board.  Changes in the Bylaws include incorporating proxy access, eliminating (consistent with Section 141(k) of the Delaware General Corporation Law) a provision specifying that directors may only be removed "for cause," as well as other non-substantive revisions.  Section 3.5 of the Bylaws permits a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company's outstanding common stock continuously for at least three years to nominate and include in the Company's proxy materials director nominees (or candidates) constituting up to two individuals or 20% of the Board, whichever is greater, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the Bylaws.  The foregoing description of the changes to the Bylaws is qualified in its entirety by reference to the text of the Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

On December 21, 2015, the Delaware Chancery Court issued an opinion in In re VAALCO Energy, Inc. Stockholder Litigation, Consol. C.A. No. 11775-VCL, invalidating as a matter of law provisions of the certificate of incorporation and bylaws of VAALCO Energy, Inc., a Delaware corporation, which permitted the removal of VAALCO's directors by its stockholders only for cause. The Chancery Court held that, in the absence of a classified board or cumulative voting, VAALCO's "only for cause" director removal provisions conflict with Section 141(k) of the Delaware General Corporation Law and are therefore invalid.

In light of the recent VAALCO decision, the Company will not attempt to enforce the "only for cause" director removal provision set forth in Article V, Section 4 of the Company's second amended and restated certificate of incorporation (as amended, the "Charter").  The Company will seek to amend the Charter at its 2016 annual meeting of stockholders in order to provide that, consistent with Section 141(k) of the Delaware General Corporation Law, any of the Company's directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote thereon.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

3.1	Fifth Amended and Restated Bylaws of Alliance Data Systems Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: February 1, 2016	By:	/s/ Charles L. Horn
Charles L. Horn
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

3.1	Fifth Amended and Restated Bylaws of Alliance Data Systems Corporation